Waddell & Reed Advisors High Income Fund

Summary Prospectus   |   January 29, 2010

Share Class (Ticker):    Class A Shares (UNHIX), Class B Shares (WBHIX), Class C Shares (WCHIX), Class Y Shares (WYHIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.waddell.com/prospectus. You can also get this information at no cost by calling 888.WADDELL or by sending an e-mail request to request@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated January 29, 2010 are incorporated herein by reference.

Objectives

To seek, as its primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Family of Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 43 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 82 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None
Redemption fee/exchange fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.34%	0.68%	0.45%	0.22%
Total Annual Fund Operating Expenses	1.20%	2.29%	2.06%	0.83%

[1]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares (with and without redemption at end of period)	$690	$934	$1,197	$1,946
Class B Shares (with redemption at end of period)	632	1,016	1,325	2,352
Class B Shares (without redemption at end of period)	232	716	1,225	2,352
Class C Shares (with and without redemption at end of period)	209	646	1,109	2,390
Class Y Shares (with and without redemption at end of period)	85	265	461	1,026

Waddell & Reed Advisors Funds

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of domestic and, to a lesser extent, foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, consistent with the Fund’s objectives. The Fund may invest in fixed-income securities of any maturity and in companies of any size. The Fund invests primarily in lower quality bonds, which include bonds rated BBB or below by Standard and Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB or below by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality; however, the Fund is generally more conservatively structured and typically invested in higher-quality securities than other mutual funds in its category.

WRIMCO may look at a number of factors in selecting securities for the Fund, including the economic environment, interest rate trends and industry fundamentals as well as analysis of the company’s fundamentals, including financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving debt to cash ratios, potential to improve credit standing, and a strong, defensible market position.

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer’s financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO also may sell a security if, in WRIMCO’s opinion, the price of the security has risen to reflect the company’s improved creditworthiness and other investments with greater potential exist. WRIMCO may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Reinvestment Risk. A decline in interest rates may cause issuers to pay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Waddell & Reed Advisors Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with that of an index or other benchmark. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 14.59% (the second quarter of 2009) and the lowest quarterly return was -15.81% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	32.61%	3.74%	4.34%
Return After Taxes on Distributions	28.77%	1.04%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	22.04%	1.98%	2.03%
Class B
Return Before Taxes	35.10%	3.77%	3.93%
Class C
Return Before Taxes	39.49%	4.04%	4.00%
Class Y
Return Before Taxes	40.97%	5.33%	5.29%
Indexes
Citigroup High Yield Market Index (reflects no deduction for fees, expenses or taxes)	55.19%	5.98%	6.59%
Lipper High Current Yield Funds Universe Average (net of fees and expenses)	46.39%	4.36%	4.80%

Investment Advisor

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

William M. Nelson, Senior Vice President of WRIMCO, has managed the Fund since April 2008.

Waddell & Reed Advisors Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser, by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party recordkeeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions	Any amount
To Add to an Account	Any amount
For AIS	$25

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

WRSUM-UNHIX

Waddell & Reed Advisors Funds